UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 4, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 4, 2015, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), currently a wholly-owned subsidiary of Hewlett-Packard Company (“HP Co.”), filed Amendment No. 2 to its Registration Statement on Form 10 (as amended, the “Form 10”) with the Securities and Exchange Commission (the “SEC”). The Form 10 describes, among other things, the separation of HP Co.’s enterprise technology infrastructure, software, services and financing businesses from HP Co.’s other businesses (the “separation”). The Form 10 also discloses that Hewlett Packard Enterprise anticipates issuing senior notes, possibly in combination with commercial paper programs and other short-term debt issuances, prior to the date on which HP Co. intends to distribute shares of Hewlett Packard Enterprise common stock to holders of HP Co. common shares in connection with the separation (the “distribution date”), such that Hewlett Packard Enterprise would have total debt of approximately $16 billion outstanding as of the distribution date. These senior notes are expected to be offered and sold to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to non-U.S. persons in reliance on Regulation S under the Securities Act. Hewlett Packard Enterprise may issue a portion of these senior notes to HP Co. as partial consideration for the transfer of assets from HP Co. to Hewlett Packard Enterprise, and not for cash. The Form 10 discloses that Hewlett Packard Enterprise intends to use net proceeds from the sale of senior notes (other than any senior notes issued to HP Co.) to finance the payment of a distribution to HP Co. in connection with the separation. HP Co. intends to use a portion of the cash to be distributed by Hewlett Packard Enterprise to HP Co. to redeem or repurchase certain of HP Co.’s outstanding notes. In the event HP Co. receives senior notes issued by Hewlett Packard Enterprise, HP Co. intends to exchange such senior notes for outstanding notes of HP Co.

The foregoing description and the other information in this Current Report on Form 8-K regarding the potential offering of senior notes by Hewlett Packard Enterprise, Hewlett Packard Enterprise’s potential commercial paper programs and the potential redemption or repurchase of HP Co. notes are included in this report solely for informational purposes. Nothing in this Current Report on Form 8-K should be construed as an offer to sell, or the solicitation of an offer to buy, any such notes.

The information reported in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP Co. and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of HP Co. for future operations, including the separation transaction; any statements regarding the potential offering of senior notes by Hewlett Packard Enterprise; any statements of anticipated redemptions or repurchases of outstanding HP Co. notes; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; and other risks that are described in HP Co.’s and Hewlett Packard Enterprise’s SEC reports, including but not limited to the risks described in HP Co.’s Annual Report on Form 10-K for its fiscal year ended October 31, 2014, HP Co.’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2015, and Hewlett Packard Enterprise’s Form 10. HP Co. assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 4, 2015	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary